April 15, 1999

Dear Fellow Ultra-Small Company Shareholder,

Overall Summary
---------------

The quarterly picture: Small-company, value-oriented funds saw a significant downturn in the March quarter, and ours was in the middle of the pack - down 9.9%. This really hurts, as the popularly quoted large company indexes were up 7.0% (Dow Jones Industrial Average) and 5.0% (S&P 500) and Bridgeway's own large-cap portfolios were above their benchmarks in positive territory. The (outrageously priced) recent market darlings - Internet and mega-large technology stocks passed us by.

The mid-term picture: We still rank number one of the fifteen funds with a median market capitalization of less than $120 million (twice our size) over the last three years. Since inception, we have beaten the market benchmark closest in size by a compound average of 4.8% per year. Less than 5% of domestic mutual funds have accomplished this over the last five years (the closest period for which I have data). Of course, since larger companies have run counter to the long-term trend by outperforming small companies during this period, our absolute returns have lagged many funds.

The long-term picture: Including the worst five-year period relative to large stocks on record (March 1994 through March 1999), ultra-small companies have still outperformed large ones by 2.7% per year according to data from the Center for Research in Security Prices. That's a big difference over time.

The really short-term picture: OK, I don't attach much importance to a one-year record, much less a one-week record. But if you're looking for recent hope for a market which favors our stocks, we just had the best small-cap and value-stock week relative to large and growth companies that we've seen in more than a year.

Outlook: With the downturn of the most recent quarter, some of our stocks are starting to look ridiculously inexpensive to me again as they did last October. According to our models, we own a large number of very inexpensive companies by historical standards. I'm not changing anything about our portfolio orientation or my own heavy exposure to ultra-small companies. We practice extreme discipline in this regard at Bridgeway. I continue to believe our ultra-small focus will have its "day in the sun" again, in line with longer-term historical returns. As always, this doesn't mean that the next price move of ultra-small stocks is necessarily up. Cheap stocks can always get cheaper.

Performance Summary
-------------------

Company size continues to be the primary determinant of performance in 1999, and it continues to run counter to the long-term historical trend. Over the twelve-month period through March, very large stocks (those the size of the top 10% of the New York Stock Exchange) outperformed ultra-small ones by 46%, the largest amount since the Great Depression. On top of that, growth-oriented small stocks outperformed value-oriented small stocks by a great margin--about 14%. Since our portfolio invests in some of the smallest and currently most value-oriented companies around, it really got caught in the cross-hairs of these two trends.

Bridgeway's own portfolios reflect the divergence of the broader market. Our two large company portfolios were up 6% and 9% (ahead of their market benchmarks), our Aggressive Growth Portfolio was up 9% due to some exposure to large company technology and Internet stocks, while our small company portfolios (Ultra-Small Company, Micro-Cap Limited, and Ultra-Small Index) were all under water significantly. Year-to-date through the date of this letter, our Ultra-Small Company Portfolio leads our other two portfolios focused on very small companies. Details of our performance are presented in the next section. The table below presents our quarterly and life-to-date performance relative to three benchmarks.

                                            March Qtr.        One Year        Life-to-Date
                                              1/1/99           4/1/98          8/5/94 to
                                            to 3/31/99       to 3/31/99        3/31/99**
                                            ----------       ----------       ------------
  Ultra-Small Company Portfolio                -9.9%            -32.0%            14.9%
  Lipper Small-Cap Stock Funds*                -5.7%            -15.3%            15.1%
  Russell 2000 (small growth stocks)*          -5.4%            -16.3%            12.6%
  CRSP Cap-Based Portfolio 10 Index*           -6.0%            -24.3%            10.1%

*The Lipper Small-Cap Stock Funds is an index of small company funds compiled by Lipper Analytical Services, Inc. The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,655 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future returns.
** Life-to-date returns are annualized; the March quarter period is not annualized.

Detailed Explanation of Performance - Value Funds Lag Badly
-----------------------------------------------------------

Translation: In the current quarter, being invested in very small stocks didn't help our performance; nor did being invested in companies with relatively low valuations. (Growth-oriented companies have strong sales and/or earnings growth; value-oriented companies sell at prices in the market which are relatively inexpensive compared to some financial measures of worth.) Recent trends of large company and growth dominance run counter to long-term historical averages. Large companies have been outperforming small ones for five years running now, the longest such run in the last seven decades. But growth company dominance is a more recent phenomenon. Our value orientation helped Ultra-Small Company Portfolio beat the average performance of all size companies in 1996 and 1997. In 1998 and the first quarter of 1999, however, it has been an additional drag. Based on history, these counter-historical trends don't last forever. I'm very much looking forward to a shift in market "leadership" toward our companies.

Morningstar's style box below presents clearly the dominance of large and growth-oriented companies in the March quarter. The trailing one-year numbers would present a very similar story. Within the small company value funds, Bridgeway Ultra-Small Company Portfolio is among the smallest 10% in median market capitalization and among the most value-oriented of funds. Although our Portfolio has models with differing styles, most have some variable for value. In the current environment, this has pushed our portfolio more strongly into the value end of the spectrum. As the box below indicates, this position hasn't been favorable:

          March Quarter Total Returns for 3,541 Domestic Equity Funds
          -----------------------------------------------------------

                 Value --------------------------  Growth

     Large
       |         -------------|------------|-------------
       |                      |            |
       |             0.9%     |   3.6%     |    7.9%
       |                      |            |
       |         -------------|------------|-------------
       |         -------------|------------|-------------
       |                      |            |
       |            -2.3%     |   -1.6%    |    3.7%
       |                      |            |
       |         -------------|------------|-------------
       |         -------------|------------|-------------
       |                      |            |
       |            -9.4%     |   -6.9%    |    -2.0%
       |                      |            |
       |         -------------|------------|-------------
     Small

In the current quarter, our value orientation has affected our performance almost as much as our small company focus. Recent press articles have started to highlight this phenomenon. A headline in the New

York Times March quarter mutual fund review asked, "What's Killing the Value Managers?" An article a few days later in Investor's Business Daily asks, "Value Funds Are Down, But Are They Out?"

Another way to look at performance of value-oriented versus growth-oriented mutual funds is presented in the table below. The first row of data presents our calendar year performance. The second row indicates the degree to which small company value funds have outperformed growth funds in each of the last six years. (I would prefer to present this data on the basis of market indexes, but this kind of data is expensive to buy and time-intensive to create; fund data serves as a good proxy.) The third row indicates the amount by which Ultra-Small Company Portfolio has outperformed the CRSP Index of ultra-small companies.

                               Annual Performance
                               ------------------

                                     1994*       1995       1996        1997       1998       1999*
                                     -----       ----       ----        ----       ----       ----
 Bridgeway Ultra-Small Co.           (2.7%)      39.8%      29.7%       38.0%     (13.1%)     (9.9%)
 Value Funds minus Growth Funds      (2.8%)     (11.0%)      3.8%       10.9%     (12.8%)     (7.4%)
 Ultra-Small Co. minus CRSP 10       (1.8%)      9.5%       12.8%       15.9%      (2.0%)     (3.9%)

*Partial years.

What I notice from this table is that in each year that value funds outperformed growth funds, we trounced the CRSP Index of ultra-small companies. In each period that growth beat value, we underperformed the CRSP Index, but by a relatively small margin. The exception is 1995, when we beat the CRSP Index by a large margin in spite of it being a growth dominated year. If you believe, as I do, that a value orientation prevails in the long-term, this would portend good things for our Portfolio.

Detailed Explanation of Performance - The Movers and the Shaken
---------------------------------------------------------------

Translation: The decline in our Portfolio stocks was broad based. It spanned all sectors and each of our quantitative models.

Seven of our stocks declined more than 50%. These were distributed among a number of different industries, but most surprising is the fact that three were in the technology sector, the same sector that did so well among the largest company stocks. Our worst performing companies were:

 Rank   Description                       Industry                         % Decline
 ----   -----------                       --------                         ---------
  1     Int'l Management Assoc.           Data Processing-software          -63.8%
  2     Advocat Inc.                      Health Care Facilities            -56.8%
  3     Natural Alternatives Inc.         Drugs-Generic and OTC             -55.7%
  4     DA Consulting Group               Data Processing-Services          -54.9%
  5     Alta Gold                         Mining                            -53.1%
  6     Baldwin Technology Co.            Graphic Arts                      -51.1%
  7     Brightstar Info. Technol.         Data Processing-Services          -50.8%

Each of these companies announced some bad news during the quarter such as a turnaround in sales, declining gold prices, a charge against prior or future earnings, or potential liability. Normally, this kind of announcement would result in a 10-30% decline in the price of a stock. In the current environment, these companies were pounded mercilessly.

Of course not all of our stocks suffered the carnage of those above. Six of our stocks gained more than 50%:

 Rank   Description                       Industry                         % Gain
 ----   -----------                       --------                         ------
  1     4 Kids Entertainment, Inc.        Services                          160.2%
  2     I-Flow Corp.                      Medical equipment/Supplies        141.1%
  3     Frontier Airlines                 Airlines                          105.2%
  4     U-Ship                            Services                           81.7%
  5     Unify Corp.                       Data Processing                    73.9%
  6     ASHA Corporation                  Automobiles                        63.2%

The two lists of stocks demonstrate one of the favorable characteristics of ultra-small stocks. A stock can't decline more than 100%, but it can rise significantly more than 100%, which three of our stocks did. Unfortunately, the majority of our stocks were in negative territory. We think the financial health of the vast majority of these stocks is strong. We're waiting for a "friendlier" market environment.

Top Ten Holdings

The following list will give you a flavor of the diversity of our Portfolio. We rarely put more than 3% of Portfolio net assets in any one company. I usually start to trim them if the company grows much above this level. At the end of the quarter the Portfolio held 146 stocks. Our top ten holdings on March 31 were:

 Rank   Description                          Industry                   % Net Assets
 ----   -----------                          --------                   ------------
  1     Creative Computers, Inc.             Retail Stores                  4.1%
  2     Triathalon Broadcasting Co.          Broadcasting                   3.4%
  3     Unify Corp.                          Data Processing                3.1%
  4     Pilgrim America Capital Corp.        Finance                        2.9%
  5     Gilat Communications                 Telecommunications             2.6%
  6     Home Products International, Inc.    Housewares                     2.6%
  7     Jos. A. Bank Clothiers, Inc.         Retail Stores                  2.3%
  8     Catherines Stores Corp.              Retail Stores                  2.2%
  9     SCP Pool Corp                        Leisure-Amusement              1.8%
  10    TTI Team Telecom International Ltd.  Telecommunications             1.8%
                                                                           -----
        Total                                                              26.5%

What's strange to me as I look at this list is that the same industry representations in our Aggressive Growth Portfolio in larger companies earned some phenomenal returns there. For example, the fundamental strength of the retail store companies on the list above is every bit as strong as Best Buy, our largest holding in Aggressive Growth. But Best Buy had a 70% return in the March quarter while Jos. A Banks declined 23%. Wall Street doesn't have to make sense, and sometimes it just doesn't.

Disclaimer
----------

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of trends or holdings applies only as of the quarter end, March 31, 1999, unless otherwise stated; security positions can and do change thereafter. Performance trends discussed here are historical and may not be repeated in the future.

A Ten Step Approach
-------------------

When a fund declines 31% in a twelve month period, it's appropriate to ask, "Is this investment style out of favor or is there something wrong at the fund?" I hope I've adequately addressed the first part of this question, and now I'd like to address the second half. I recently read an article, "Ten Signs Your Fund May Be in Trouble," at Smartmoney.com. I thought it was an insightful article, and that addressing each of the ten points with respect to the Ultra-Small Company Portfolio would be a worthy exercise. According to the article, you may have trouble if:

1. Your fund manager picks up and leaves. I've been managing this Portfolio almost five years now, a year longer than the mutual fund industry average. I own a majority interest in Bridgeway Capital Management, Inc., the adviser to Bridgeway Fund, so I don't have a compelling interest to jump ship to another firm. The independent fund directors have the legal right to replace the adviser, but this is extremely unlikely when we're beating the long-term benchmark of equal size by a significant margin. I hope to retire in this job. I'm 43. I really enjoy working at Bridgeway.

2. There's a dramatic shift in investment strategy. The last major change I've made in the Portfolio was in June 1995, when I jettisoned one of five models. This value model, which worked fine for mid-size companies, was identifying too many ultra-small companies headed right out of existence. I highlighted a more minor change in the October 1998 shareholder letter concerning "turning off the pump" of one model during down markets. We turned the model "off" for the first time in the March 1999 quarter, which helped our performance. I am very disciplined in following the models. I don't try to second-guess statistics.

3. Your fund's expense structure or ratio changes. If the expense structure or ratio of a fund changes dramatically, it could signal a fundamental change in the fund's strategy or management. Our portfolio expense structure has not changed in the last two years. There has been no change in strategy or management. Our expense ratio, which was starting to fall nicely to 1.67% in Fiscal Year 1998, has climbed back to the maximum 2.0% this year. (The Portfolio expenses are actually less, but are spread over a smaller base resulting in the higher ratio.) We still have an expense ratio goal of 1.25% when assets reach $55 million. We still have no loads and no 12b-1 fee.

4. Your fund grows too big for its own good. We closed our Portfolio to new investors at half the level of any non-Bridgeway closed fund in existence. We like to stay "nimble," able to buy and sell stocks more easily than other larger funds. According to the article, "Smaller is always better in small-cap funds." We agree, and we did something about it.

5. Shareholders start jumping ship faster than passengers on the Titanic. The vast majority of our shareholders have not panicked. Relative to our ability to raise cash, redemptions have been insignificant.

6. There's more turnover in your portfolio than in the Clinton administration. Since our investment strategy has remained unchanged, our turnover has also remained unchanged.

7. Your fund's performance is in the top 1%. Not lately, at least on a short-term basis. Actually this point is worth considering given our history. How could big returns be bad? "Superlative performance probably means the manager is taking a different approach. . . . Therefore, investors should be prepared for periods of underperformance as well, since these funds are usually more concentrated in a particular sector or stock. Investors who stick with these managers for long periods of time are usually satisfied, Lipper adds, but these are not funds for those with weak stomachs."

      We don't concentrate our investments in a few stocks, industries, or regions, but we're very concentrated in ultra-small stocks--100%! I'm not satisfied with any periods of underperformance relative to our benchmark of similar size. However, there are periods when large beats small, or growth beats value, and we're less likely to beat the more widely publicized benchmarks in these periods.

8. Your fund takes you overseas unwillingly or unknowingly. We continue to have minor exposure overseas. We typically have less than 5% of assets in foreign stocks, and all of these trade on American exchanges.

9. Your fund starts taking more risks. Our strategy and level of risk have not changed. We don't do anything with derivatives or leverage. Our short-term volatility is high due to the asset class we are in. We believe our long-term inflation risk, however, is very low.

10. Your fund isn't what it claims to be. Our median market capitalization is right about in the middle of ultra-small stocks. We have always been what the name of our portfolio indicates, and as long as I'm manager this will never change. (Actually, it would take a vote of shareholders to change even if I wanted it to.)

I hope you get the idea that I believe our stocks have been very much out of favor in the last year, but that there is nothing wrong at Bridgeway Fund. We have more breadth and more well-trained staff than at any time in our history. While I can't predict the timing of a turnaround in ultra-small stocks, historically downturns have been relatively short-lived. I believe we have a bright long-term future.

New Web Site at Bridgewayfund.com
---------------------------------

Our new web site will have its debut on May 1. As one shareholder put it, "It's time to the enter the twentieth century; the twenty-first century is just around the corner." We decided to wait until we could program it and support it internally. I hope you'll find it substantive and useful. The next time you speak to David, let him know what you think - or you can e-mail him at david@bridgewayfund.com. There are several ways you might use the site. First, we will publish our future shareholder letters on the site as soon as they are available. Click on "Ultra-Small Company" and then the most current report. This will probably be much faster than waiting for "snail-mail," particularly if you hold our shares through a fund marketplace. Second, you may have a question for us after hours and prefer this medium to answering machines. I'm sure you'll have other ideas. Please pass them on to us!

Conclusion
----------

I recently clipped an editorial from an industry publication called Investment News about shareholder reports:

         The object should be to give the customer what he or she wants and needs. For too long the mutual fund industry has provided its customers with reports that have met its own needs.

Please let us know about your ideas. We occasionally get correspondence or phone calls with suggested ideas, criticisms, or praise. We take them very seriously, share them at our weekly staff meetings and continue to make improvements as a result.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

Graph: On the top right hand corner of the letter there is a graph showing the highest and lowest prices (adjusted for Dividends and Capital Gains) for Ultra-Small Company Portfolio. The highest price, $20.58, occurred on 4/22/98. The lowest, $10.42, occurred on 10/8/98. As of 3/31/99 the price for Ultra-Small Company Portfolio was $13.25.